Risk Management - Schedule of Currency Risk (Details) - Currency Risk [Member] € in Thousands, $ in Thousands, $ in Thousands	Feb. 28, 2026 EUR (€)	Feb. 28, 2026 USD ($)	Feb. 28, 2026 SGD ($)	Feb. 28, 2025 EUR (€)	Feb. 28, 2025 USD ($)	Feb. 28, 2025 SGD ($)
Schedule of Currency Risk [Line Items]
Trade and other receivables	€ 41,124	$ 33,769	$ 33,811	€ 34,535	$ 55,354	$ 50,212
Cash and cash equivalents	16,928	904,290	11,501	16,614	825,778	16,561
Trade and other payables	(45,497)	(3,383)	(23,301)	(36,366)	(4,334)	(34,472)
Total exposure to currency risk	€ 12,555	$ 934,676	$ 22,011	€ 14,783	$ 876,798	$ 32,301